UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2023

Date of Report (Date of earliest event reported)

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4551 Kennedy Commerce Drive Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MRKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Marker Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023. Of the 8,798,829 shares outstanding as of the record date, 5,889,872 shares, or 66.94%, were present virtually or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of five nominees to serve as directors until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
David Eansor	2,488,644	208,131
Steven Elms	2,500,415	196,360
John Wilson	2,473,599	223,176
Juan Vera	2,499,068	197,707
Katharine Knobil	2,495,539	201,236

Broker Non-Votes: 3,193,097.

All nominees were elected.

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory approval of named executive officer compensation	2,347,263	321,791	27,721

Broker Non-Votes: 3,193,097.

Proposal No. 3: Indication, on an advisory basis, of the preferred frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers. The votes were cast as follows:

	One Year	Two Years	Three Years	Abstained
Advisory indication of preferred frequency of future shareholder advisory votes on named executive officer compensation	2,535,976	25,098	102,082	33,619

Broker Non-Votes: 3,193,097.

After taking into consideration the foregoing voting results and the Board of Directors’ prior recommendation in favor of an annual say on pay vote as set forth in the Company’s proxy statement for the Annual Meeting, and consistent with the shareholder voting results, the Board of Directors has determined that the say on pay vote will be conducted once every year, until the next shareholder vote on say on pay frequency.

Proposal No. 4: Ratification of the selection of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Marcum LLP	5,760,786	109,958	19,128

Broker Non-Votes: 0.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marker Therapeutics, Inc.

Dated: June 9, 2023	By:	/s/ Juan Vera
Juan Vera
Chief Executive Officer